Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	3/31/2023	12/31/2022	3/31/2022
Assets
Loans	$119,971	$119,394	$106,600
Loans held for sale	1,211	963	1,170
Securities available for sale	39,498	39,117	43,681
Held-to-maturity securities	9,561	8,710	6,871
Trading account assets	1,118	829	848
Short-term investments	8,410	2,432	3,881
Other investments	1,587	1,308	722
Total earning assets	181,356	172,753	163,773
Allowance for loan and lease losses	(1,380)	(1,337)	(1,105)
Cash and due from banks	784	887	684
Premises and equipment	628	636	647
Goodwill	2,752	2,752	2,694
Other intangible assets	85	94	118
Corporate-owned life insurance	4,372	4,369	4,340
Accrued income and other assets	8,512	9,223	9,544
Discontinued assets	410	436	526
Total assets	$197,519	$189,813	$181,221

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	106,841	101,761	98,239
Noninterest-bearing deposits	37,307	40,834	50,424
Total deposits	144,148	142,595	148,663
Federal funds purchased and securities sold under repurchase agreements	1,374	4,077	599
Bank notes and other short-term borrowings	10,061	5,386	2,222
Accrued expense and other liabilities	4,861	4,994	3,615
Long-term debt	22,753	19,307	10,814
Total liabilities	183,197	176,359	165,913

Equity
Preferred stock	2,500	2,500	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,207	6,286	6,214
Retained earnings	15,700	15,616	14,793
Treasury stock, at cost	(5,868)	(5,910)	(5,927)
Accumulated other comprehensive income (loss)	(5,474)	(6,295)	(2,929)
Key shareholders’ equity	14,322	13,454	15,308
Noncontrolling interests	—	—	—
Total equity	14,322	13,454	15,308
Total liabilities and equity	$197,519	$189,813	$181,221

Common shares outstanding (000)	935,229	933,325	932,398

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Three months ended
	3/31/2023	12/31/2022	3/31/2022	3/31/2023	3/31/2022
Interest income
Loans	$1,476	$1,347	$837	$1,476	$837
Loans held for sale	13	20	12	13	12
Securities available for sale	194	195	173	194	173
Held-to-maturity securities	74	64	46	74	46
Trading account assets	12	10	6	12	6
Short-term investments	42	48	4	42	4
Other investments	13	11	2	13	2
Total interest income	1,824	1,695	1,080	1,824	1,080
Interest expense
Deposits	350	186	14	350	14
Federal funds purchased and securities sold under repurchase agreements	22	16	—	22	—
Bank notes and other short-term borrowings	78	54	3	78	3
Long-term debt	275	219	49	275	49
Total interest expense	725	475	66	725	66
Net interest income	1,099	1,220	1,014	1,099	1,014
Provision for credit losses	139	265	83	139	83
Net interest income after provision for credit losses	960	955	931	960	931
Noninterest income
Trust and investment services income	128	126	136	128	136
Investment banking and debt placement fees	145	172	163	145	163
Service charges on deposit accounts	67	71	91	67	91
Operating lease income and other leasing gains	25	24	32	25	32
Corporate services income	76	89	91	76	91
Cards and payments income	81	85	80	81	80
Corporate-owned life insurance income	29	33	31	29	31
Consumer mortgage income	11	9	21	11	21
Commercial mortgage servicing fees	46	42	36	46	36
Other income	—	20	(5)	—	(5)
Total noninterest income	608	671	676	608	676
Noninterest expense
Personnel	701	674	630	701	630
Net occupancy	70	72	73	70	73
Computer processing	92	82	77	92	77
Business services and professional fees	45	60	53	45	53
Equipment	22	20	23	22	23
Operating lease expense	20	22	28	20	28
Marketing	21	31	28	21	28
Intangible asset amortization	—	—	—	—	—
Other expense	205	195	158	205	158
Total noninterest expense	1,176	1,156	1,070	1,176	1,070
Income (loss) from continuing operations before income taxes	392	470	537	392	537
Income taxes	81	76	90	81	90
Income (loss) from continuing operations	311	394	447	311	447
Income (loss) from discontinued operations, net of taxes	1	—	1	1	1
Net income (loss)	312	394	448	312	448
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$312	$394	$448	$312	$448

Income (loss) from continuing operations attributable to Key common shareholders	$275	$356	$420	$275	$420
Net income (loss) attributable to Key common shareholders	276	356	421	276	421
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.30	$.38	$.45	$.3	$.45
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.30	.38	.46	.3	.46
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.30	$.38	$.45	$.30	$.45
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.30	.38	$.45	.30	.45

Cash dividends declared per common share	$.205	$.205	$.195	$.205	$.195

Weighted-average common shares outstanding (000)	926,490	924,974	922,941	926,490	922,941
Effect of common share options and other stock awards	7,314	8,750	10,692	7,314	10,692
Weighted-average common shares and potential common shares outstanding (000) (b)	933,804	933,724	933,634	933,804	933,634

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.